Exhibit 99.2

REPORTING SUPPLEMENT

ACADIA REALTY TRUST

Table of Contents
Third Quarter 2012

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	23
Total Market Capitalization	4	Opportunity Fund Properties	24
Operating Statements		Opportunity Fund Lease Expirations	25
Pro-rata Consolidation	5	Redevelopment Projects - Operating	28
Opportunity Funds	6	Redevelopment Projects - Construction and Design	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		RCP Venture Investments	30
and Funds Available for Distribution ("FAD")	8	Storage Portfolio	31
EBITDA	9
Same Property Net Operating Income	10
Fee Income	11	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	12
Notes Receivable	13	Core Properties	32
Other Information		Core Portfolio by State	34
2012 Guidance	14	Core Top Tenants	35
Net Asset Valuation	15	Core Lease Expirations	36
Selected Financial Ratios	16	Core New and Renewal Rent Spreads	38
Debt Analysis		Core Capital Expenditures	39
Summary	17	Portfolio Demographics	40
Detail	18	Important Notes	42
Maturities with Extension Options	21
Maturities	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and its opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Financial Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
Craig Schmidt - (646) 855-3640	Michael Gorman - (646) 562-1381	Todd Thomas - (917) 368-2286
craig.schmidt@baml.com	michael.gorman@cowen.com	tthomas@keybanccm.com

Bank of Montreal	Green Street Advisors	RBC Capital Markets
Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Christy McElroy - (203) 719-7831
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.8%	47,139
Common Operating Partnership ("OP") Units	1.3%	615
Combined Common Shares and OP Units		47,754

Share Price at September 30, 2012		$24.82

Equity Capitalization - Common Shares and OP Units		$1,185,254
Preferred OP Units		622	2
Total Equity Capitalization		1,185,876		72%	75%

Debt Capitalization
Consolidated debt		872,671
Adjustment to reflect pro-rata share of debt		(412,007)
Total Debt Capitalization		460,664		28%	25%

Total Market Capitalization		$1,646,540		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		September 30, 2012			September 30, 2011
		Year-to-date		Quarter	Year-to-date	Quarter
Weighted average Common Shares - Basic EPS		44,447		46,338	40,330	40,340
Dilutive potential Common Shares		424		435	292	289
Weighted average Common Shares - Diluted EPS		44,871		46,773	40,622	40,629
OP Units		617		612	477	493
Dilutive potential OP Units		-		-	-	25
Weighted average Common Shares and OP Units - Diluted FFO		45,488		47,385	41,099	41,147

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of September 30, 2012 was $66,562
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
(in thousands)

	Year-to-date ended September 30, 2012						Three months ended September 30, 2012
	Core Retail			Opportunity Funds		Total	Core Retail			Opportunity Funds		Total
			Total						Total
	Wholly	Joint	Continuing	Continuing	Discontinued		Wholly	Joint	Continuing	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations		Owned	Ventures 2	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$38,453	$5,150	$43,603	$11,488	$357	$55,448	$13,762	$1,712	$15,474	$3,969	$37	$19,480
Percentage rents	329	58	387	29	-	416	58	-	58	3	-	61
Expense reimbursements - CAM	2,872	493	3,365	955	24	4,344	1,003	139	1,142	292	-	1,434
Expense reimbursements - Taxes	5,867	815	6,682	1,195	103	7,980	2,193	287	2,480	363	6	2,849
Other property income	46	23	69	520	-	589	20	11	31	161	-	192
Total Property Revenues	47,567	6,539	54,106	14,186	485	68,777	17,036	2,149	19,185	4,788	43	24,016

PROPERTY EXPENSES
Property operating - CAM	3,810	641	4,451	1,186	29	5,666	1,310	203	1,513	408	2	1,923
Other property operating (Non-CAM)	2,079	230	2,309	2,245	25	4,579	904	109	1,013	915	5	1,933
Real estate taxes	7,364	965	8,329	1,939	73	10,341	2,811	317	3,128	669	7	3,804
Total Property Expenses	13,253	1,836	15,089	5,369	128	20,586	5,025	629	5,654	1,992	14	7,660

NET OPERATING INCOME - PROPERTIES	34,314	4,703	39,017	8,817	357	48,191	12,011	1,520	13,531	2,796	29	16,356

OTHER INCOME (EXPENSE)
Mezzanine interest income	4,547	-	4,547	355	-	4,902	1,401	-	1,401	116	-	1,517
Other interest income	159	-	159	6	-	165	83	-	83	4	-	87
Straight-line rent income, net	1,162	37	1,199	898	23	2,120	387	(4)	383	331	3	717
Straight-line ground rent expense	-	-	-	(63)	-	(63)	-	-	-	(20)	-	(20)
ASC 805 rent, net	581	105	686	261	-	947	191	35	226	173	-	399
ASC 805 interest expense	(71)	-	(71)	48	-	(23)	(32)	-	(32)	16	-	(16)
Interest expense	(10,600)	(3,207)	(13,807)	(3,024)	(87)	(16,918)	(3,887)	(1,046)	(4,933)	(1,012)	(9)	(5,954)
Amortization of finance costs	(229)	-	(229)	(420)	-	(649)	(115)	-	(115)	(155)	-	(270)
Asset and property management expense	(105)	(37)	(142)	(308)	(3)	(453)	(79)	(18)	(97)	-	-	(97)
Other income	404	-	404	15	-	419	80	-	80	1	-	81
Acquisition costs	(1,194)	-	(1,194)	(385)	-	(1,579)	(424)	-	(424)	(103)	-	(527)
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	28,968	1,601	30,569	6,200	290	37,059	9,616	487	10,103	2,147	23	12,273

FEE INCOME
Asset and property management fees	11,596	-	11,596	80	-	11,676	4,814	-	4,814	80	-	4,894
Transactional fees3	5,111	-	5,111	43	-	5,154	2,137		2,137	43	-	2,180
Provision for income taxes	(1,848)	-	(1,848)	163	-	(1,685)	(141)	-	(141)	48	-	(93)
FEE INCOME	14,859	-	14,859	286	-	15,145	6,810	-	6,810	171	-	6,981

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(63)	-	(63)	-	-	-	(348)	-	(348)
Promote income - RCP	-	-	-	(6)	-	(6)	-	-	-	(6)	-	(6)
Lease termination income	-	12	12	103	-	115	-	-	-	32	-	32
Provision for income taxes (RCP)	(94)	(1)	(95)	(2)	-	(97)	-	-	-	-	-	-
Total Promote, RCP and Other Income	(94)	11	(83)	32	-	(51)	-	-	-	(322)	-	(322)

GENERAL AND ADMINISTRATIVE	(17,270)	(28)	(17,298)	(658)	-	(17,956)	(5,530)	(7)	(5,537)	(428)	-	(5,965)

Depreciation and amortization	(11,518)	(1,156)	(12,674)	(3,535)	(53)	(16,262)	(4,027)	(374)	(4,401)	(1,146)	-	(5,547)
ASC 805 amortization	(1,183)	-	(1,183)	(536)	(25)	(1,744)	(543)	-	(543)	(256)	-	(799)
(Loss) gain on sale of properties	(248)	-	(248)	1,699	1,069	2,520	-	-	-	-	1,069	1,069
Income before noncontrolling interests	13,514	428	13,942	3,488	1,281	18,711	6,326	106	6,432	166	1,092	7,690

Noncontrolling interest - OP	(278)	-	(278)	-	(4)	(282)	(105)	-	(105)	-	(4)	(109)

NET INCOME	$13,236	$428	$13,664	$3,488	$1,277	$18,429	$6,221	$106	$6,327	$166	$1,088	$7,581

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2Represents the Company's pro-rata share unconsolidated investments which are detailed on pages 32 and 33.
3Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
(in thousands)
	Year-to-date ended September 30, 2012
				Continuing	Discontinued				Continuing				Pro-rata			Continuing	Discontinued
				Operations	Operations				Operations		AKR		share of			Operations	Operations			Total
	Fund I	Fund I	Fund I	AKR Pro	AKR Pro-		Pro- rata	Fund II	AKR Pro-		Pro- rata		Fund III	Fund III		AKR Pro-	AKR Pro-		Pro- rata	AKR Pro-
	Continuing	Discontinued	Consolidated	rata share4	rata share4	Mervyns	share4	Consolidated	rata share	Mervyns	share	Continuing	unconsolidated	Discontinued	Consolidated	rata share	rata share	Fund	share	rata
	Operations	Operations	Operations	37.78	37.78	I	37.78%	Operations	20.00%	II	20.00%	Operations	affiliates3	Operations	Operations	19.90%	19.90%	IV	23.12%	share
PROPERTY REVENUES
Minimum rents	$163	$390	$553	$62	$147	$-	$-	$25,470	$5,092	$-	$-	$25,778	$6,419	$187	$32,010	$6,334	$210	$-	$-	$11,845
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	18	124	-	142	29	-	-	-	29
Expense reimbursements - CAM	3	52	55	1	20	-	-	2,604	521	-	-	1,106	1,069	1	2,174	433	4	-	-	979
Expense reimbursements - Taxes	-	221	221	-	83	-	-	2,264	452	-	-	3,098	690	29	3,759	742	20	-	-	1,298
Other property income	284	-	284	107	-	-	-	402	80	-	-	1,451	224	-	1,675	333	-	-	-	520
Total Property Revenues	450	663	1,113	170	251	-	-	30,740	6,145	-	-	31,451	8,526	217	39,760	7,871	234	-	-	14,671

PROPERTY EXPENSES
Property operating - CAM	19	58	77	7	22	-	-	3,532	707	-	-	1,495	900	8	2,387	472	7	-	-	1,215
Other property operating (Non-CAM)	212	46	258	80	17	-	-	4,040	808	-	-	4,904	1,969	24	6,849	1,357	8	-	-	2,270
Real estate taxes	19	128	147	7	48	-	-	3,367	673	-	-	5,022	1,379	35	6,366	1,259	25	-	-	2,012
Total Property Expenses	250	232	482	94	88	-	-	10,939	2,188	-	-	11,421	4,248	67	15,602	3,088	40	-	-	5,497

NET OPERATING INCOME - PROPERTIES	200	431	631	76	163	-	-	19,801	3,957	-	-	20,030	4,278	150	24,158	4,783	194	-	-	9,174

OTHER INCOME (EXPENSE)
Mezzanine interest income	431	-	431	163	-	-	-	-	-	-	-	948	18	-	966	192	-	-	-	355
Other interest income	4	-	4	2	-	-	-	-	-	-	-	2	17	-	19	4	-	-	-	6
Straight-line rent income, net	-	28	28	-	11	-	-	3,561	713	-	-	432	524	13	943	185	12	-	-	921
Straight-line ground rent	-	-	-	-	-	-	-	(314)	(63)	-	-	-	-	-	-	-	-	-	-	(63)
ASC 805 rent, net	-	-	-	-	-	-	-	-	-	-	-	(43)	1,355	-	1,312	261	-	-	-	261
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	243	-	243	48	-	-	-	48
Interest expense	(1)	(91)	(92)	(0)	(34)	-	-	(7,554)	(1,511)	-	-	(5,110)	(2,579)	(44)	(7,645)	(1,512)	(53)	-	-	(3,111)
Amortization of finance costs	(12)	-	(12)	(5)	-	-	-	(954)	(191)	-	-	(1,129)	-	-	(1,129)	(224)	-	-	-	(420)
Asset and property management expense 2	17	(11)	6	-	-	7	-	(4,086)	-	(429)	-	(7,452)	(1,865)	(5)	(9,312)	(308)	(3)	-	-	(311)
Promote expense2	(707)	-	(707)	-	-	60	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	5	-	5	1	-	-	-	1
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	(1,631)	(302)	-	(1,933)	(385)	-	-	-	(385)
OPPORTUNITY FUND INCOME	(68)	357	289	235	140	67	-	10,454	2,905	(429)	-	6,047	1,694	114	7,627	3,045	150	-	-	6,476

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	401	-	401	80	-	-	-	80
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	218	-	218	43	-	-	-	43
Provision for income taxes	13	-	13	5	-	-	-	(26)	(6)	-	-	826	-	-	826	164	-	-	-	163
Total Fee Income	13	-	13	5	-	-	-	(26)	(6)	-	-	826	619	-	1,445	287	-	-	-	286

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	(321)	(121)	-	-	263	53	-	-	-	-	-	-	-	-	(69)
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	160	357	-	517	103	-	-	-	103
Provision for income taxes (RCP)	-	-	-	-	-	(2)	(1)	-	-	(5)	(1)	-	-	-	-	-	-	-	-	(2)
Total Promote, RCP and Other Income	-	-	-	-	-	(323)	(122)	-	-	258	52	160	357	-	517	103	-	-	-	32

GENERAL AND ADMINISTRATIVE	(82)	(1)	(83)	(31)	(0)	(14)	(5)	(2,006)	(401)	(25)	(4)	(526)	(1)		(527)	(105)	-	(409)	(111)	(658)

Depreciation and amortization	(8)	(73)	(81)	(3)	(28)	-	-	(8,834)	(1,767)	-	-	(6,735)	(2,008)	-	(8,743)	(1,741)	-	-	-	(3,588)
ASC 805 amortization	-	-	-	-	-	-	-	-	-	-	-	(1,325)	(1,490)	-	(2,815)	(561)	(50)	-	-	(561)
Gain on sale of properties	-	2,885	2,885	-	1,090	-	-	-	-	-	-	5,374	3,062	5,374	3,062	609	1,069	-	-	2,768
Income before noncontrolling interest	(145)	3,168	3,023	206	1,202	(270)	(127)	(412)	731	(196)	48	3,821	2,233	5,488	566	1,637	1,169	(409)	(111)	4,755

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	(18)	18	-	(4)	-	-	(4)
Noncontrolling interests	-	-	-	-	-	-	-	(33)	(6)	-	-	102	-	-	102	20	-	-	-	14

NET INCOME	$(145)	$3,168	$3,023	$206	$1,202	$(270)	$(127)	$(445)	$725	$(196)	$48	$3,923	$2,233	$5,470	$686	$1,657	$1,165	$(409)	$(111)	$4,765

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3Represents the Company's pro-rata share unconsolidated investments which are detailed on page 24.
4 Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Income Statements Opportunity Funds1
(in thousands)
	Three months ended September 30, 2012
		Continuing				Continuing				Pro-rata			Continuing	Discontinued
		Operations		AKR		Operations		AKR		share of			Operations	Operations		AKR	Total
	Fund I	AKR Pro-		Pro- rata	Fund II	AKR Pro-		Pro- rata	Fund III	Fund III	Fund III	Fund III	AKR Pro-	AKR Pro-		Pro- rata	AKR Pro-
	Consolidated	rata share4	Mervyns	share4	Consolidated	rata share	Mervyns	share	Continuing	unconsolidated	Discontinued	Consolidated	rata share	rata share	Fund	share	rata
	Operations	37.78%	I	37.78%	Operations	20.00%	II	20.00%	Operations	affiliates3	Operations	Operations	19.90%	19.90%	IV	23.12%	share

PROPERTY REVENUES
Minimum rents	$51	$19	$-	$-	$8,887	$1,777	$-	$-	$9,128	$2,165	$187	$11,106	$2,173	$37	$-	$-	$4,006
Percentage rents	-	-	-	-	-	-	-	-	-	14	-	14	3	-	-	-	3
Expense reimbursements - CAM	3	1	-	-	733	147	-	-	386	341	1	726	144	-	-	-	292
Expense reimbursements - Taxes	-	-	-	-	896	179	-	-	741	244	29	956	184	6	-	-	369
Other property income	(2)	(1)	-	-	169	34	-	-	575	68	-	643	128	-	-	-	161
Total Property Revenues	52	20	-	-	10,685	2,137	-	-	10,830	2,832	217	13,445	2,632	43	-	-	4,831

PROPERTY EXPENSES
Property operating - CAM	8	3	-	-	1,208	242	-	-	524	313	8	829	163	2	-	-	410
Other property operating (Non-CAM)	126	48	-	-	1,395	279	-	-	1,564	1,441	24	2,981	588	5	-	-	920
Real estate taxes	3	1	-	-	1,184	237	-	-	1,808	426	35	2,199	431	7	-	-	676
Total Property Expenses	137	52	-	-	3,787	758	-	-	3,896	2,180	67	6,009	1,182	14	-	-	2,006

NET OPERATING INCOME - PROPERTIES	(85)	(32)	-	-	6,898	1,379	-	-	6,934	652	150	7,436	1,450	29	-	-	2,825

OTHER INCOME (EXPENSE)
Mezzanine interest income	145	55	-	-	-	-	-	-	307	-	-	307	61	-	-	-	116
Other interest income	-	-	-	-	-	-	-	-	2	17	-	19	4	-	-	-	4
Straight-line rent income, net	-	-	-	-	1,320	264	-	-	176	187	13	350	67	3	-	-	334
Straight-line ground rent	-	-	-	-	(102)	(20)	-	-	-	-	-	-	-	-	-	-	(20)
ASC 805 rent, net	-	-	-	-	-	-	-	-	246	625	-	871	173	-	-	-	173
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	81	-	81	16	-	-	-	16
Interest expense	(2)	(1)	-	-	(2,636)	(527)	-	-	(1,635)	(886)	(44)	(2,477)	(484)	(9)	-	-	(1,021)
Amortization of finance costs	-	-	-	-	(329)	(66)	-	-	(449)	-	-	(449)	(89)	-	-	-	(155)
Asset and property management expense2	2	-	7	-	(1,377)	-	(143)	-	(2,646)	(107)	(5)	(2,748)	-	-	-	-	-
Promote expense2	(16)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	3	-	3	1	-	-	-	1
Acquisition costs	-	-	-	-	-	-	-	-	(245)	(273)	-	(518)	(103)	-	-	-	(103)
OPPORTUNITY FUND INCOME	44	22	7	-	3,774	1,030	(143)	-	2,690	299	114	2,875	1,096	23	-	-	2,170

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	401	-	401	80	-	-	-	80
Transactional fees	-	-	-	-	-	-	-	-	-	218	-	218	43	-	-	-	43
Provision for income taxes	-	-	-	-	-	-	-	-	241	-	-	241	48	-	-	-	48
Total Fee Income	-	-	-	-	-	-	-	-	241	619	-	860	171	-	-	-	171

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	(28)	(11)	-	-	(1,714)	(343)	-	-	-	-	-	-	-	-	(354)
Lease termination income	-	-	-	-	-	-	-	-	160	-	-	160	32	-	-	-	32
Provision for income taxes (RCP)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Promote, RCP and Other Income	-	-	(28)	(11)	-	-	(1,714)	(343)	160	-	-	160	32	-	-	-	(322)

GENERAL AND ADMINISTRATIVE	(32)	(12)	(7)	(3)	(1,768)	(354)	(7)	(1)	(166)	-		(166)	(33)	-	(109)	(25)	(428)

Depreciation and amortization	(1)	(0)	-	-	(3,006)	(601)	-	-	(2,013)	(726)	-	(2,739)	(545)	-	-	-	(1,146)
ASC 805 amortization	-	-	-	-	-	-	-	-	(687)	(599)	-	(1,286)	(256)	-	-	-	(256)
Gain on sale of properties	-	-	-	-	-	-	-	-	5,374	-	5,374	-	-	1,069	-	-	1,069
Income before noncontrolling interest	11	9	(28)	(13)	(1,000)	75	(1,864)	(344)	5,599	(407)	5,488	(296)	465	1,092	(109)	(25)	1,258

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	(18)	18	-	(4)	-	-	(4)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

NET INCOME	$11	$9	$(28)	$(13)	$(1,000)	$75	$(1,864)	$(344)	$5,599	$(407)	$5,470	$(278)	$465	$1,088	$(109)	$(25)	$1,254

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3Represents the Company's pro-rata share unconsolidated investments which are detailed on page 24.
4 Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Funds from Operations ("FFO") 1
(in thousands)

		2012			2011
	Current	Current	Previous	Previous	Historic	Historic
	Year-to-Date	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	September 30, 2012	September 30, 2012	June 30, 2012	March 31, 2012	September 30, 2011	September 30, 2011

Net Income	$18,429	$7,581	$6,839	$4,010	$43,668	$4,011
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	16,308	5,827	5,653	4,828	13,582	4,527
Unconsolidated affiliates	1,155	374	389	392	1,071	338
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(1,391)	(1,178)	(213)	-	(29,360)	-
Unconsolidated affiliates	(609)		(609)	-	-	-
Impairment of asset					2,616	-
Income attributable to noncontrolling interests'
share in Operating Partnership	269	105	101	63	536	59
Distributions on Preferred OP Units	14	4	5	5	14	5
FFO	$34,175	$12,713	$12,165	$9,298	$32,127	$8,940

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$34,176	$12,713	$12,165	$9,298	$32,127	$8,940
Straight line rent, net	(2,122)	(719)	(775)	(628)	(1,352)	(356)
Straight-line ground rent expense	63	20	21	22	66	22
ASC 805 rent, net	(947)	(399)	(386)	(162)	255	185
ASC 805 interest expense	23	16	28	(21)	(52)	(21)
Amortization of discount on convertible debt	-	-	-	-	720	180
Non real estate depreciation	338	108	112	118	347	115
Amortization of finance costs	761	270	284	207	866	305
Amortization of cost of management contracts	20	-	-	20	195	60
Leasing commissions	(1,569)	(947)	(316)	(306)	(1,077)	(191)
Tenant improvements	(3,361)	(366)	(1,412)	(1,583)	(5,817)	(2,000)
Capital expenditures	(1,079)	(692)	(323)	(64)	(218)	-
(Gain) loss on extinguishment of debt	-	-	-	-	(1,268)	303
AFFO	$26,303	$10,004	$9,398	$6,901	$24,792	$7,542

AFFO	$26,303	$10,004	$9,398	$6,901	$24,792	$7,542
Scheduled principal repayments	(3,171)	(1,268)	(997)	(906)	(1,953)	(654)
FAD	$23,132	$8,736	$8,401	$5,995	$22,839	$6,888

Total weighted average shares and OP Units:
Basic	45,089	46,976	44,889	43,382	40,807	40,833
Diluted	45,513	47,410	45,317	43,792	41,099	41,147

FFO per share:
FFO per share - Basic	$0.76	$0.27	$0.27	$0.21	$0.79	$0.22
FFO per share - Diluted	$0.75	$0.27	$0.27	$0.21	$0.78	$0.22

AFFO per share - Basic	$0.58	$0.21	$0.21	$0.16	$0.61	$0.18
AFFO per share - Diluted	$0.58	$0.21	$0.21	$0.16	$0.60	$0.18

FAD per share - Basic	$0.51	$0.19	$0.19	$0.14	$0.56	$0.17
FAD per share - Diluted	$0.51	$0.18	$0.19	$0.14	$0.56	$0.17

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
(in thousands)

	Year-to-Date						Current Quarter
	Period ended September 30, 2012						Three Months Ended September 30, 2012
							Core Retail
	Wholly	Joint	Continuing	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations

NET INCOME	$13,236	$428	$13,664	$3,488	$1,277	$18,429	$6,221	$106	$6,327	$166	$1,088	$7,581

Add back:
Depreciation and amortization	11,518	1,156	12,674	3,535	53	16,262	4,027	374	4,401	1,146	-	5,547
ASC 805 amortization	1,183	-	1,183	536	25	1,744	543	-	543	256	-	799
Interest expense	10,600	3,207	13,807	3,024	87	16,918	3,887	1,046	4,933	1,012	9	5,954
Amortization of finance costs	229	-	229	420	-	649	115	-	115	155	-	270
ASC 805 interest expense	71	-	71	(48)	-	23	32	-	32	(16)	-	16
Gain on sale of properties	248	-	248		(1,069)	(2,520)	-	-	-	-	(1,069)	(1,069)
Provision for income taxes	1,942	1	1,943	(161)	-	1,782	141	-	141	(48)	-	93
Noncontrolling interest - OP	278	-	278	-	4	282	105	-	105	-	4	109

EBITDA	$39,305	$4,792	$44,097	$10,794	$377	$53,569	$15,071	$1,526	$16,597	$2,671	$32	$19,300

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	September 30, 2012	September 30, 2011	Favorable (unfavorable)	September 30, 2012	September 30, 2011	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Core properties	$13,531	$11,241		$39,017	$33,117
NOI - Discontinued Operations	-	-		-	849

Total NOI	13,531	11,241		39,017	33,966

NOI - Properties acquired, in redevelopment
and Discontinued Operations	(3,104)	(1,425)		(9,277)	(5,383)

Total	$10,427	$9,816	6.2%	$29,740	$28,583	4.0%

Same property NOI by revenues/expenses:

Revenues	$14,771	$13,835	6.8%	$41,262	$41,344	-0.2%
Expenses	4,344	4,019	-8.1%	11,522	12,761	9.7%

Total Core Portfolio	$10,427	$9,816	6.2%	$29,740	$28,583	4.0%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Income Statements - Fee income by Opportunity Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Nine months ended September 30, 2012
Asset and property management fees	$221	$3,329	$5,071	$2,423	$552	$11,596
Transactional fees	30	2,525	2,089	-	467	5,111
Total management fees	$251	$5,854	$7,160	$2,423	$1,019	$16,707

	Fund I	Fund II	Fund III	Fund IV 1	Other	Total
Current Quarter ended September 30, 2012
Asset and property management fees	$67	$1,059	$1,676	$1,949	$63	$4,814
Transactional fees	2	1,071	1,004	-	60	2,137
Total management fees	$69	$2,130	$2,680	$1,949	$123	$6,951

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2012
Asset and property management fees	$65	$1,167	$1,678	$474	$219	$3,603
Transactional fees	14	628	581	-	244	1,467
Total management fees	$79	$1,795	$2,259	$474	$463	$5,070

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2012
Asset and property management fees	$89	$1,103	$1,717	$-	$270	$3,179
Transactional fees	14	826	504	-	163	1,507
Total management fees	$103	$1,929	$2,221	$-	$433	$4,686

1 Includes $365 of asset management fee due for the period May 16, 2012 (initial closing date) through June 30, 2012 for investors closed subsequent to June 30, 2012.

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported 1		Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate							1 The interim consolidated balance sheet is unaudited, although it
Land	$355,586		$(170,163)	$16,961	$202,384		reflect all adjustments, which in the opinion of management,
Buildings and improvements	1,107,680		(508,602)	71,172	670,250		are necessary for the fair presentation of the consolidated
Construction in progress	10,244		(4,052)	1,362	7,554		balance sheet for the interim period.
	1,473,510		(682,817)	89,495	880,188
Less: accumulated depreciation	(203,404)		54,741	(12,993)	(161,656)		2 The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,270,106		(628,076)	76,502	718,532		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	229,808	3	(187,700)	189	42,297		investments in these joint ventures are reflected above on a
							pro-rata basis by calculating its ownership percentage for each
Cash and cash equivalents	85,297		(21,226)	2,491	66,562		of the above asset and liability line items. Similarly, the above
Cash in escrow	19,030		(11,449)	1,367	8,948		presentation also includes the Company's share of assets and
Investments in and advances to unconsolidated affiliates	88,572		(58,948)	(16,984)	12,640		liabilities for unconsolidated investments which are accounted
Rents receivable, net	3,345		(2,350)	(9)	986		for under the equity method of accounting for the Company's
Straight-line rents receivable, net	27,204		(13,479)	1,789	15,514		financial statements.
Notes Receivable	78,826		(23,139)	-	55,687
Deferred charges, net	30,326		(24,339)	1,709	7,696		3 The components of Net real estate under development are as follows:
Prepaid expenses and other assets	38,003		24,351	1,424	63,778	4	Fund II	$202,022
Acquired lease intangibles	29,066		(10,957)	1,252	19,361		Fund III	27,304
Assets of discontinued operations	-		-	-	-		Total Opportunity Funds	229,326
							Core Portfolio	482
Total Assets	$1,899,583		$(957,312)	$69,730	$1,012,001		Total	$229,808

LIABILITIES AND SHAREHOLDERS' EQUITY							4 The components of Prepaid expenses and other assets are as follows:
							Due from Fund Investors	$35,976
Mortgage notes payable	$871,741		(497,435)	$85,580	$459,886		Contract deposits	7,953
Notes payable	930		-	-	930		Prepaid expenses	4,655
Valuation of debt at acquisition, net of amortization	(498)		-	129	(369)		Accrued interest on Notes Receivable	2,635
Acquired lease intangibles	9,420		(2,996)	2,443	8,867		Unsettled At-The-Market proceeds	1,772
Accounts payable and accrued expenses	34,691		(11,581)	2,515	25,625		Income tax receivables	1,186
Dividends and distributions payable	8,757		-	-	8,757		Corporate assets	1,127
Share of losses in excess of inv. in unconsolidated affiliates	22,409		-	(22,217)	192		Other	8,474
Accounts payable to related parties	902		-	-	902		Total	$63,778
Other liabilities	22,612		(8,857)	1,280	15,035
Liabilities of discontinued operations	-		-	-	-
Total liabilities	970,964		(520,869)	69,730	519,825

Shareholders' equity:
Common shares	47		-	-	47
Additional paid-in capital	450,165		-	-	450,165
Accumulated other comprehensive income	(4,765)		-	-	(4,765)
Retained earnings	33,269		-	-	33,269
Total controlling interest	478,716		-	-	478,716
Non-controlling interest in subsidiary	449,903		(436,443)	-	13,460
Total shareholders' equity	928,619		(436,443)	-	492,176

Total Liabilities and Shareholders' Equity	$1,899,583		$(957,312)	$69,730	$1,012,001

Notes Receivable
(in thousands)

	Balance at		Balance at							Underlying third-party
	June 30, 2012	Third	September 30, 2012			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal2	Interest	Total	Rate	Rate 1	Dates	Options	Amount	Maturity Dates

First mortgage and other notes	$5,669	$-	$5,669	$162	$5,831	13.57%	17.52%	2012 to 2017	-	n/a	n/a

Short-term notes related to acquisitions	22,500	-	22,500	715	23,215	11.62%	11.62%	2012 to 2017	-	n/a	n/a

Mezzanine notes	18,853	100	18,953	1,065	20,018	12.79%	14.40%	2013 to 2017	-	311,581	2012 thru 2019

Total notes receivable	$47,022	$100	$47,122	$1,942	$49,064	12.33%	13.45%

Notes:
1 Inclusive of points and exit fees.

2 Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above	$47,122

Fund I first mortgage loan - related to Kroger/Safeway sale	12,609
Fund III first mortgage investments	18,500
Fund III non-real estate loans	595

Total Notes Receivable per Consolidated Balance Sheet	$78,826

2012 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2012 Guidance	2011 Actual
Overall:

Fully diluted Common Shares and OP Units	45,500 - 48,000	41,467

Full year Funds from Operations ("FFO") per share	$1.00 to $1.05	$0.97

Earnings per Share ("EPS")	$0.54 to $0.60	$1.26

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$48.0 to $51.0	$43.9

Asset and property management fee income, net of TRS taxes	$14.0 to $14.5	$12.1

Transactional fee income, net of TRS taxes	$5.0 to $6.5	$6.2

Promote, RCP and other income, net of TRS taxes	$1.0 to $1.5	$1.5

General and administrative expense	$(22.5) to $(23.0)	$(23.4)

Total	$45.5 to $50.5	$40.3

Net Asset Valuation Information
(in thousands)

	CORE	FUND I			FUND II				FUND III
		Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
			%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$13,531		--		$-	$-	20.00%	$-	$2,743	$10,972	19.90%	$2,183
Operating properties - Unconsolidated Affiliates					-	-			652	2,608		519
Development Portfolio
Construction complete - Stabilized	-				3,895	15,580		3,116	-	-		-
Construction complete - Pre-stabilized	-				2,528	10,112		2,022	642	2,568		511
Storage portfolio	-				475	1,900		380	3,549	14,196		2,825
Total NOI	$13,531				$6,898	$27,592		$5,518	$7,586	$30,344		$6,039

Cost to Date2
Construction complete (both stabilized and pre-stabilized)						$427,400		$85,480		$-		$-
Under construction						128,200		25,640		-		-
In-design						34,600		6,920		95,500		19,005
Storage portfolio						-		-		190,600		37,930

Costs to Complete2
Construction complete (both stabilized and pre-stabilized)						$3,200		$640		$-		$-
Under construction						121,800		24,360		-		-
In-design						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$34,448		$6,890		$-		$-
Storage portfolio						-		-		15,248		3,034
Under construction						20,000		4,000		-		-

Debt	$333,471	$-				$230,318		$42,570		$313,740		$58,042

Gross asset value1		16,000
Net Asset Value		$16,000	37.78%	$ 6,045

Notes:
1Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% (AKR remaining share after promote) = 37.78%.
2See detail on pages 28 and 29 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended September 30,				Period ended September 30, 2012					Three months ended September 30,		Three months ended June 30,

	2012		2011		2012		2011			2012		2012
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$19,300		$14,797		$53,569		$47,128		Debt4	$460,664		$450,700
Divided by Interest expense	5,954		5,772		16,918		17,677		Total Market Capitalization	1,646,540		1,524,886
Interest Coverage Ratio	3.24	x	2.56	x	3.17	x	2.67	x	Debt/Total Market Capitalization	28%		30%

EBITDA	$19,300		$14,797		$53,569		$47,128		Debt4, 6	$394,102		$408,503
Divided by (Interest expense	5,954		5,772		16,918		17,677		Total Market Capitalization	1,579,978		1,482,689
Plus: Preferred Dividends)3	4		5		14		14		Net Debt/Total Market Capitalization	25%		28%
Fixed Charge Coverage Ratio	3.24	x	2.56	x	3.16	x	2.66	x
									Debt + Preferred Equity (Preferred O.P. Units)	$461,286		$451,281
EBITDA	$19,300		$14,797		$53,569		$47,128		Total Market Capitalization	1,646,540		1,524,886
Divided by (Interest expense	5,954		5,772		16,918		17,677		Debt+Preferred Equity/Total Market Capitalization	28%		30%
Plus: Principal Amortization)	1,268		654		3,171		1,953
Debt Service Coverage Ratio	2.67	x	2.30	x	2.67	x	2.40	x	Debt	$333,471		$327,925
									EBITDA (Annualized)	66,388		60,576
Payout Ratios									Debt/EBITDA - Core Portfolio	5.02	x	5.41	x

Dividends (Shares) & Distributions (OP Units) paid	$8,482		$7,507		$24,493		$22,518		Debt5	$275,966		$295,027
FFO	12,713		8,940		34,175		32,127		EBITDA (Annualized)	66,388		60,576
FFO Payout Ratio	67%		84%		72%		70%		Net Debt/EBITDA - Core Portfolio	4.16	x	4.87	x

Dividends (Shares) & Distributions (OP Units) paid	$8,482		$7,507		$24,493		$22,518		Debt	$460,664		$450,700
AFFO	10,004		7,542		26,303		24,792		EBITDA (Annualized)	77,072		76,485
AFFO Payout Ratio	85%		100%		93%		91%		Debt/EBITDA - Core Portfolio and Opportunity Funds	5.98	x	5.89	x

Dividends (Shares) & Distributions (OP Units) paid	$8,482		$7,507		$24,493		$22,518		Debt6	$394,102		$408,503
FAD	8,736		6,888		23,132		22,839		EBITDA (Annualized)	77,072		76,485
FAD Payout Ratio	97%		109%		106%		99%		Net Debt/EBITDA - Core Portfolio and Opportunity Funds	5.11	x	5.34	x

									NOI (Annualized)	$54,124		$53,896
Notes:									Debt	333,471		327,925
									Debt Yield - Core Portfolio	16.2%		16.4%
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the
interim periods. The coverage ratios include the Company's pro-rata share of EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.									NOI (Annualized)	$54,124		$53,896
2See page 9 for a calculation of EBITDA.									Debt5	275,966		295,027
3Represents preferred distributions on Preferred Operating partnership Units.									Net Debt Yield - Core Portfolio	19.6%		18.3%
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
5Reflects debt net of the current Core Portfolio cash balance at end of period.									NOI (Annualized)	$65,308		$66,885
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance at end of period.									Debt	460,664		450,700
									Debt Yield - Core Portfolio and Opportunity Funds	14.2%		14.8%

									NOI (Annualized)	$65,308		$66,885
									Debt6	394,102		408,503
									Net Debt Yield - Core Portfolio and Opportunity Funds	16.6%		16.4%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
									Less:
	Core Portfolio		Opportunity Funds		Total			Add: Noncontrolling	Pro-rata Share of	Acadia Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$359,535	5.4%	$38,342	4.2%	$397,877	5.3%	86%	$166,313	$(75,229)	$488,961
Variable-Rate Debt	(26,064)	1.8%	88,850	2.3%	62,786	1.9%	14%	331,277	(10,353)	383,710

Total	$333,471	5.4%	$127,193	3.1%	$460,664	4.8%	100%	$497,590	$(85,582)	872,671
ASC 805 purchase price debt allocation										(498)
Total debt as reported										$872,173

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Debt Analysis
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2012	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,384	100.0%	$4,384	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,699	100.0%	13,699	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	59,624	49.0%	29,215	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,093	100.0%	17,093	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,794	100.0%	11,794	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,382	100.0%	33,382	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,902	100.0%	15,902	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	20,107	100.0%	20,107	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	6,959	100.0%	6,959	6.26%	5/1/2016	None
Cambridge (Rite Aid)	Acadia	4,224	100.0%	4,224	3.68%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,263	100.0%	23,263	6.06%	10/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,479	100.0%	16,479	6.35%	12/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100.0%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,228	100.0%	26,228	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	6,322	50.0%	3,161	6.15%	6/15/2020	None
Georgetown Portfolio	Acadia	975	50.0%	488	5.50%	5/26/2021	None
A & P Shopping Plaza	Acadia	8,000	60.0%	4,800	4.20%	9/6/2022	None
Interest rate swaps1	Acadia	70,994	100.0%	70,994	4.34%	Various

Sub-Total Fixed-Rate Debt		532,559		359,535	5.37%

Variable-Rate Debt

Georgetown Portfolio	Acadia	2,701	50.0%	1,351	Libor + 210	10/31/2012	None
Various2 (Secured Line of Credit)	Acadia	-	100.0%	-	Libor + 125	12/1/2012	None
Branch Plaza	Acadia	12,585	100.0%	12,585	Libor + 225	9/30/2014	1 x 36 mos.
Village Commons Shopping Center	Acadia	9,222	100.0%	9,222	Libor + 140	6/30/2018	None
West Diversey	Acadia	15,372	100.0%	15,372	Libor + 190	4/27/2019	None
4401 N White Plains Road	Acadia	6,400	100.0%	6,400	Libor + 190	9/1/2022	None
Interest rate swaps1	Acadia	(70,994)	100.0%	(70,994)

Sub-Total Variable-Rate Debt		(24,714)		(26,064)	Libor + 163

Total Core Portfolio Debt		$507,845		$333,471	5.44%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2012	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Park Centre	Fund III	19,587	19.9%	3,899	5.85%	12/1/2013	None
Lincoln Road7	Fund III	19,972	18.9%	3,777	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza8	Fund III	9,239	17.9%	1,655	5.60%	4/1/2015	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps1	Funds II & III	119,174	16.1%	19,200	2.97%	Various

Sub-Total Fixed-Rate Debt		218,734		38,342	4.19%

Variable-Rate Debt
Acadia Strategic Opportunity Fund III, LLC5	Fund III	82,940	19.9%	16,505	Libor + 225	10/10/2012	None
Liberty Avenue	Fund II	9,249	19.8%	1,833	Libor + 325	11/1/2012	None
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 600	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Storage Post - Various4	Fund III	41,947	18.9%	7,930	Libor + 415	8/31/2013	None
Pelham Manor Shopping Plaza3	Fund II	33,905	19.8%	6,720	Libor + 275	12/1/2013	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	32,400	20.0%	6,480	Libor + 290	12/22/2014	None
Parkway Crossing8	Fund III	13,861	17.9%	2,483	Libor + 220	1/1/2015	2 x 12 mos.
Canarsie Plaza	Fund II	68,963	15.9%	10,934	Libor + 225	5/1/2015	None
Atlantic Avenue	Fund II	10,642	13.3%	1,419	Libor + 335	6/30/2015	None
640 Broadway	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Heritage Shops	Fund III	21,000	19.9%	4,179	Libor + 225	8/10/2015	2 x 12 mos.
Fordham Place3	Fund II	83,261	19.8%	16,502	Libor + 300	9/25/2015	2 x 12 mos.
Cortlandt Towne Center	Fund III	73,692	19.9%	14,665	Libor + 190	10/26/2015	None
White City Shopping Center6	Fund III	38,991	16.7%	6,519	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds II & III	(119,174)	16.1%	(19,200)

Sub-Total Variable-Rate Debt		463,977		88,850	Libor + 209

Total Opportunity Funds Portfolio Debt		$682,711		$127,192	3.12%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average	Maturity
	principal	Share	Swap rate	Date

Core Portfolio	$15,000	$15,000	3.79%	11/30/2012
	15,000	15,000	3.41%	11/30/2012
	10,000	10,000	2.65%	11/30/2012
	9,222	9,222	2.90%	7/2/2018
	15,372	15,372	1.57%	5/1/2019
	6,400	6,400	1.75%	9/1/2022
	70,994	70,994	2.77%

Opportunity Funds

	35,916	5,695	0.70%	5/1/2015
	33,047	5,240	0.70%	5/1/2015
	21,000	4,179	0.52%	8/10/2015
	19,474	3,256	2.90%	12/26/2017
	9,737	1,628	3.02%	12/26/2017
	119,174	19,998	1.21%

Total Core Portfolio and Opportunity Funds	$190,168	$90,992	2.43%

2This is a revolving facility for up to $64,500 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road, Lawrence and Ridgewood.
5This is an acquisition facility with no current additional capacity.
6Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
7Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
8Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$1,296	$2,701	$3,997	$1,128	$1,351	$2,479	2.35%	n/a	2.35%
2013	5,306	-	5,306	4,612	-	4,612	n/a	n/a	n/a
2014	5,401	74,406	79,807	4,667	45,280	49,947	5.47%	5.47%	n/a
2015	4,058	27,344	31,402	3,904	27,344	31,248	5.04%	5.04%	n/a
2016	2,566	276,634	279,200	2,402	147,367	149,769	5.91%	5.91%	n/a
Thereafter	4,604	103,529	108,133	3,995	91,421	95,416	4.39%	5.60%	2.14%
Total	$23,231	$484,614	$507,845	$20,708	$312,763	$333,471

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$1,675	$92,190	$93,865	$206	$18,427	$18,633	3.74%	n/a	3.74%
2013	7,025	140,229	147,254	894	27,817	28,711	4.56%	5.85%	4.36%
2014	6,479	54,179	60,658	829	10,674	11,503	5.72%	6.71%	3.15%
2015	5,020	173,382	178,402	525	31,242	31,767	2.37%	n/a	2.37%
2016	2,820	21,233	24,053	369	2,234	2,603	2.97%	n/a	2.97%
Thereafter	15,406	163,073	178,479	2,700	31,275	33,975	4.25%	6.24%	2.74%
Total	$38,425	$644,286	$682,711	$5,523	$121,669	$127,192

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$1,296	$2,701	$3,997	$1,128	$1,351	$2,479	2.32%	n/a	2.32%
2013	5,306	-	5,306	4,612	-	4,612	n/a	n/a	n/a
2014	5,361	86,502	91,863	4,627	57,376	62,003	5.05%	5.47%	2.47%
2015	3,823	27,344	31,167	3,669	27,344	31,013	5.04%	5.04%	n/a
2016	2,271	280,440	282,711	2,107	151,173	153,280	5.88%	5.88%	n/a
Thereafter	3,812	88,989	92,801	3,203	76,881	80,084	4.53%	5.71%	1.95%
Total	$21,869	$485,976	$507,845	$19,346	$314,125	$333,471

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt
2012	$1,675	$92,190	$93,865	$206	$18,427	$18,633	2.57%	n/a	2.57%
2013	7,026	160,879	167,905	894	31,705	32,599	4.31%	5.85%	4.10%
2014	6,410	54,179	60,589	816	10,674	11,490	5.71%	6.71%	3.12%
2015	3,877	288,598	292,475	399	51,818	52,217	2.78%	5.60%	2.69%
2016	577	-	577	96	-	96	n/a	n/a	n/a
Thereafter	576	66,724	67,300	96	12,061	12,157	3.81%	4.97%	2.82%
Total	$20,141	$662,570	$682,711	$2,507	$124,685	$127,192

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital commitment	$90 million	$300 million	$475 million	$540.6 million
(Original was $503 million)
Funding	Fully funded	Fully funded	$341.0 million funded through September 30, 2012	$0 funded through September 30, 2012

Partnership structure

Equity Contribution and	22.22% - Acadia	20% - Acadia	20% - Acadia	23% - Acadia
Cash flow distribution:	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors	77% - 19 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	All unfunded capital is anticipated to be used to	Formation date May 16, 2012
	has been paid. Acadia is entitled to a Promote	complete existing projects	complete existing projects
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total	Priority distribution fee equal to 1.5% of total
	capital	committed capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

			Development fee equal to 3% of total project cost	Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail
									Leased
		Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	75%	97,500	-	97,500	69.23%	-	69.23%	69.23%	$302,076	$-	$302,076	$4.48	$-	$4.48

Fund II Portfolio Detail 2

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	58,981	228,493	100.00%	71.76%	92.71%	94.41%	$4,287,282	$1,476,440	$5,763,722	$25.29	$34.88	$27.21
Fordham Place - Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	100.00%	100.00%	100.00%	432,480	478,512	910,992	39.75	31.39	34.87
Canarsie Plaza	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	172,770	100,772	273,542	100.00%	89.60%	96.17%	96.17%	5,100,000	2,957,289	8,057,289	29.52	32.75	30.63
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	100.00%	2,574,000	120,000	2,694,000	42.90	-	44.90
161st Street1	Various New York City & State agencies	99.1%	107,026	125,376	232,402	100.00%	71.48%	84.61%	100.00%	2,836,189	2,419,012	5,255,201	26.50	26.99	26.72

Total - Fund II			595,087	344,921	940,008	100.00%	81.77%	93.31%	97.53%	$18,103,179	$10,097,785	$28,200,964	$30.42	$35.80	$32.15

Fund III Portfolio Detail 2

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,324	641,225	95.63%	83.73%	92.51%	92.51%	6,185,123	3,264,909	9,450,032	13.68	23.17	15.93
654 Broadway	-	100.0%	-	2,896	2,896	-	0.00%	0.00%	0.00%	-	-	-	-	-	-
640 Broadway	Swatch	50.0%	-	4,483	4,483	-	74.21%	74.21%	74.21%	-	647,381	647,381	-	194.59	194.59
New Hyde Park Shopping Center	-	100.0%	-	31,431	31,431	-	91.23%	91.23%	91.23%	-	904,986	904,986	-	31.56	31.56

NEW ENGLAND

Massachusetts
White City Shopping Center4	Shaw's (Supervalu)	84.0%	131,839	124,200	256,039	85.36%	77.08%	81.35%	82.47%	1,657,656	3,066,637	4,724,293	14.73	32.03	22.68

MID-ATLANTIC

Maryland
Parkway Crossing3	Home Depot, Shop Rite, Big Lots	90.0%	192,836	67,405	260,241	100.00%	78.64%	94.47%	94.47%	704,710	1,239,389	1,944,099	3.65	23.38	7.91
Arundel Plaza	Giant Food, Lowe's	90.0%	231,920	33,196	265,116	100.00%	78.31%	97.28%	97.28%	905,209	540,067	1,445,276	3.90	20.78	5.60

SOUTHEAST

Florida
Lincoln Road5	Starbucks, Sushi Samba	95.0%	-	61,443	61,443	-	25.84%	25.84%	47.76%	-	1,750,198	1,750,198	-	110.25	110.25

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	100.0%	49,878	55,707	105,585	100.00%	54.39%	75.94%	75.94%	1,077,752	2,011,000	3,088,752	21.61	66.37	38.52
Lincoln Park Centre		100.0%	-	62,745	62,745	-	59.76%	59.76%	59.76%	-	1,607,359	1,607,359	-	42.87	42.87

Total - Fund III			1,079,374	611,830	1,691,204	96.30%	70.50%	86.97%	87.93%	$10,530,450	$15,031,926	$25,562,376	$10.13	$34.85	$17.38

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%

1Currently operating, but redevelopment activities have commenced.
2Fund II and Fund III portfolio detail does not include the Storage Portfolio. Storage Portfolio property detail is reported separately on page 31 of this supplement.
3 Fund III has a 90.0% interest in this unconsolidated investment.
4Fund III has an 84.0% interest in this unconsolidated investment.
5Fund III has an 95.0% interest in this unconsolidated investment.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	2	67,500	100.00%	$302,076	100.00%	$4.48
Total	2	67,500	100.00%	$302,076	100.00%	$4.48

Total Vacant		30,000
Total Square Feet		97,500

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	127,175	21.37%	3,400,361	18.78%	26.74
2019	1	39,705	6.67%	1,747,020	9.65%	44.00
2021	1	19,958	3.35%	423,110	2.34%	21.20
2023	1	35,194	5.91%	1,126,208	6.22%	32.00
2027	1	60,000	10.08%	2,574,000	14.22%	42.90
2030	1	172,770	29.03%	5,100,000	28.17%	29.52
2032	1	10,880	1.83%	432,480	2.39%	39.75
2033	1	129,405	21.75%	3,300,000	18.23%	25.50
Total	9	595,087	100.00%	$18,103,179	100.00%	$30.42

Total Vacant		-
Total Square Feet		595,087

Shop Tenants
Month to Month	1	9,967	3.53%	$99,670	0.99%	$10.00
2012	1	15,500	5.50%	372,000	3.68%	24.00
2014	1	5,081	1.80%	193,078	1.91%	38.00
2016	2	2,000	0.71%	86,000	0.85%	43.00
2018	3	3,600	1.28%	156,600	1.55%	43.50
2019	5	19,336	6.86%	812,251	8.04%	42.01
2020	3	16,309	5.78%	547,183	5.42%	33.55
2021	10	22,869	8.11%	837,044	8.29%	36.60
2022	6	26,046	9.24%	1,023,516	10.14%	39.30
2023	1	31,417	11.14%	1,131,012	11.20%	36.00
2027	1	7,702	2.73%	280,649	2.78%	36.44
2031	5	81,492	28.89%	2,473,212	24.49%	30.35
2032	1	30,712	10.89%	885,570	8.77%	28.83
2048	1	10,000	3.55%	1,200,000	11.88%	120.00
Total	41	282,031	100.00%	$10,097,785	100.00%	$35.80

Total Vacant		62,890
Total Square Feet		344,921

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.14%	$99,670	0.36%	$10.00
2012	1	15,500	1.77%	372,000	1.33%	24.00
2013	2	127,175	14.50%	3,400,361	12.06%	26.74
2014	1	5,081	0.58%	193,078	0.68%	38.00
2016	2	2,000	0.23%	86,000	0.30%	43.00
2018	3	3,600	0.41%	156,600	0.56%	43.50
2019	6	59,041	6.73%	2,559,271	9.08%	43.35
2020	3	16,309	1.86%	547,183	1.94%	33.55
2021	11	42,827	4.88%	1,260,154	4.47%	29.42
2022	6	26,046	2.97%	1,023,516	3.63%	39.30
2023	2	66,611	7.59%	2,257,220	8.00%	33.89
2027	2	67,702	7.72%	2,854,649	10.12%	42.16
2030	1	172,770	19.70%	5,100,000	18.08%	29.52
2031	5	81,492	9.29%	2,473,212	8.77%	30.35
2032	2	41,592	4.74%	1,318,050	4.67%	31.69
2033	1	129,405	14.75%	3,300,000	11.70%	25.50
2048	1	10,000	1.14%	1,200,000	4.26%	120.00
Total	50	877,118	100.00%	$28,200,964	100.00%	$32.15

Total Vacant		62,890
Total Square Feet		940,008

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	48,855	4.70%	$877,689	8.33%	$17.97
2014	2	56,379	5.42%	908,695	8.63%	16.12
2015	3	81,465	7.84%	571,648	5.43%	7.02
2016	2	45,611	4.39%	519,580	4.93%	11.39
2017	2	52,131	5.02%	957,350	9.09%	18.36
2018	3	238,706	22.97%	2,607,354	24.76%	10.92
2019	1	179,944	17.31%	831,009	7.89%	4.62
2021	1	35,601	3.43%	382,967	3.64%	10.76
2022	1	65,028	6.26%	1,040,448	9.88%	16.00
2023	1	19,536	1.88%	263,736	2.50%	13.50
2025	1	49,878	4.80%	1,077,752	10.23%	21.61
2032	2	166,275	16.00%	492,222	4.67%	2.96
Total	21	1,039,409	100.00%	$10,530,450	100.00%	$10.13

Total Vacant		39,965
Total Square Feet		1,079,374

Shop Tenants
Month to Month	5	9,800	2.27%	$225,740	1.50%	$23.03
2012	1	9,150	2.12%	21,000	0.14%	2.30
2013	16	62,505	14.49%	2,171,152	14.44%	34.74
2014	22	76,624	17.76%	2,268,711	15.09%	29.61
2015	10	22,575	5.23%	896,870	5.97%	39.73
2016	20	65,103	15.09%	2,232,119	14.85%	34.29
2017	11	44,332	10.28%	1,317,321	8.76%	29.71
2018	12	33,761	7.83%	1,259,976	8.38%	37.32
2019	4	19,566	4.54%	1,138,255	7.57%	58.18
2020	3	6,175	1.43%	140,472	0.93%	22.75
2021	6	29,110	6.75%	972,603	6.47%	33.41
2022	4	11,010	2.55%	334,022	2.22%	30.34
2023	1	17,611	4.08%	776,250	5.16%	44.08
2024	1	8,266	1.92%	500,000	3.33%	60.49
2026	2	9,110	2.11%	342,983	2.28%	37.65
2027	1	3,050	0.71%	152,500	1.01%	50.00
2028+	2	3,600	0.83%	281,952	1.88%	78.32
Total	121	431,348	100.00%	$15,031,926	100.00%	$34.85

Total Vacant		180,482
Total Square Feet		611,830

Total Anchor and Shop Tenants
Month to Month	5	9,800	0.67%	$225,740	0.88%	$23.03
2012	1	9,150	0.62%	21,000	0.08%	2.30
2013	18	111,360	7.57%	3,048,841	11.93%	27.38
2014	24	133,003	9.04%	3,177,406	12.43%	23.89
2015	13	104,040	7.07%	1,468,518	5.74%	14.11
2016	22	110,714	7.53%	2,751,699	10.76%	24.85
2017	13	96,463	6.56%	2,274,671	8.90%	23.58
2018	15	272,467	18.53%	3,867,330	15.13%	14.19
2019	5	199,510	13.57%	1,969,264	7.70%	9.87
2020	3	6,175	0.42%	140,472	0.55%	22.75
2021	7	64,711	4.40%	1,355,570	5.30%	20.95
2022	5	76,038	5.17%	1,374,470	5.38%	18.08
2023	2	37,147	2.53%	1,039,986	4.07%	28.00
2024	1	8,266	0.56%	500,000	1.96%	60.49
2025	1	49,878	3.39%	1,077,752	4.22%	21.61
2026	2	9,110	0.62%	342,983	1.34%	37.65
2027	1	3,050	0.21%	152,500	0.60%	50.00
2028	2	3,600	0.24%	281,952	1.10%	78.32
2032	2	166,275	11.31%	492,222	1.93%	2.96
Total	142	1,470,757	100.00%	$25,562,376	100.00%	$17.38

Total Vacant		220,447
Total Square Feet		1,691,204

Urban/Street Retail Developments - Operating Properties
($ in millions)					Acquisition & Development Costs
						Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)4	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Fordham Place	Bronx	262,000	100% Retail 100% Office	Walgreens, Best Buy, 24 Hour Fitness, Sears	$137.0	$-	$137.0	$83.3
Pelham Manor Shopping Plaza1	Westchester	320,000	94%	BJ's Wholesale Club, PetSmart, Storage Post	63.6	0.5	64.1	33.9
216th Street	Manhattan	60,000	100%	NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue1	Queens	125,000	100%	CVS, Storage Post	16.0	-	16.0	9.2
161st Street2	Bronx	232,000	100%	Various New York City and State Agencies	68.2	2.7	70.9	28.9
Atlantic Avenue	Brooklyn	110,000	n/a	Storage Post	22.8	-	22.8	10.6
Canarsie Plaza3	Brooklyn	274,000	96%	BJ's Wholesale Club, Planet Fitness, PetSmart	92.1	-	92.1	69.0
SUBTOTAL - FUND II, OPERATING		1,383,000	97% Retail 100% Office		$427.4	$3.2	$430.6	$260.4

Notes:
1 Acquired a leasehold interest in this property.
2 Redevelopment currently in progress.
3 Incurred cost is net of lease termination income of $23.9 million from former anchor tenant.
4 Excludes the self-storage facilities at Pelham Manor Shopping Plaza, Liberty Avenue, and Atlantic Avenue.
Reconciliation of total incurred development costs to the Balance Sheet:
By Balance Sheet Line Item:
Operating Real Estate	$461.0
Net Real Estate Under Development	229.3
Net Real Estate Under Development - Unconsolidated Affiliates	53.1
Gain From Bargain Purchase (CityPoint)	(33.8)
Lease Termination Income (Canarsie Plaza)	(23.9)
Total Incurred Development Costs	$685.7
By Project Status:
Operating Properties	$427.4
Under Construction	128.2
In Design	130.1
Total Incurred Development Costs	$685.7

Urban/Street Retail Developments - Construction & Design
($ in millions)

							Acquisition & Development Costs
		Estimated						Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)		Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
City Point1	Brooklyn	TBD	685,000-710,000	27	%2	Century 21	$128.2	$121.8-$ 211.8	$250.0-$ 340.0	$46.0
In Design
Sherman Plaza	Manhattan	TBD	TBD	-		TBD	$34.6	TBD	TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-		TBD	$22.8	TBD	TBD	$-
Lincoln Road Portfolio3	Miami Beach, FL	TBD	60,720	48%		Starbucks, Sushi Samba	53.1	TBD	TBD	20.0
Cortlandt Crossing	Mohegan Lake, NY	TBD	150,000 - 170,000	0%		TBD	11.1	$35.9 - $44.9	$47.0 - $56.0	-
Broad Hollow Commons	Farmingdale, NY	TBD	180,000 - 200,000	0%		TBD	8.5	$41.5 - $51.5	$50.0 - $60.0	-
SUBTOTAL - Fund III, In Design							$95.5	TBD	TBD	$20.0

Notes:
1 Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed.
Construction of the next approximately 625,000 square feet (Phase 2) is underway.
2 Leased percentage calculated on approximately 475,000 rentable square feet.
3 Data reflects the status of the portfolio as of 9/30/12; certain properties are in the design phase pending redevelopment.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through September 30, 2012

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$-	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	3,099	86,372	3.7	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	783	5,921	0.9	x
		2008
Total			$62,184	$3,882	$141,817	2.3	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Storage Portfolio Property Detail

Operating Properties	Location	Net Rentable Square Feet	Quarter ended:	Portfolio Occupancy

Fund III			September 30, 2012	92.8%
Suffern	Suffern, New York	78,750	June 30, 2012	91.6%
Yonkers	Westchester, New York	94,572	March 31, 2012	88.3%
Jersey City	Jersey City, New Jersey	76,620	December 31, 2011	87.0%
Webster Ave	Bronx, New York	36,271	September 30, 2011	87.2%
Linden	Linden, New Jersey	84,035	At Acquisition (2008)	72.2%
Bruckner Blvd	Bronx, New York	89,386
New Rochelle	Westchester, New York	42,195
Lawrence	Lawrence, New York	97,743
Long Island City	Queens, New York	133,704
Fordham Road	Bronx, New York	85,155
Ridgewood	Queens, New York	87,520

Fund II
Liberty Avenue	Queens, New York	72,900
Pelham Plaza	Pelham Manor, New York	61,606
Atlantic Avenue	Brooklyn, New York	75,486

Total		1,115,943

Core Portfolio Retail Properties - Detail

									Leased
		Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1	-	75.0%	-	16,834	16,834	-	100.00%	100.00%	100.00%	$-	$1,554,663	$1,554,663	$-	$92.35	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	86.16%	91.97%	96.87%	1,486,006	1,863,909	3,349,915	23.73	24.97	24.40
A & P Shopping Plaza	A&P	60.0%	49,463	13,278	62,741	100.00%	100.00%	100.00%	100.00%	950,000	393,723	1,343,723	19.21	29.65	21.42
Total - New Jersey			112,073	99,930	212,003	100.00%	88.00%	94.34%	97.80%	2,436,006	2,257,632	4,693,638	21.74	25.67	23.47

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	95.27%	95.27%	95.27%	-	2,544,656	2,544,656	-	30.59	30.59
Branch Plaza	LA Fitness, CVS	100.0%	74,050	52,223	126,273	14.92%	92.69%	47.08%	96.98%	251,388	1,400,067	1,651,455	22.75	28.92	27.78
Amboy Center	Stop & Shop (Ahold)	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	100.00%	745,320	884,194	1,629,514	20.00	38.74	27.12
Bartow Avenue	-	100.0%	-	14,676	14,676	-	92.75%	92.75%	92.75%	-	415,483	415,483	-	30.51	30.51
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	100.0%	52,052	45,531	97,583	100.00%	86.70%	93.79%	94.59%	428,875	714,342	1,143,217	8.24	18.10	12.49
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	100.00%	1,391,500	-	1,391,500	25.30	-	25.30
West 54th Street	-	100.0%	-	9,797	9,797	-	90.48%	90.48%	95.40%	-	2,291,924	2,291,924	-	258.56	258.56
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center3	Kmart, Home Goods	49.0%	201,296	108,191	309,487	74.84%	75.19%	74.96%	78.98%	1,296,093	3,596,034	4,892,127	8.60	44.21	21.09
Third Avenue	Planet Fitness	100.0%	21,650	18,670	40,320	100.00%	55.26%	79.28%	79.28%	468,631	198,000	666,631	21.65	19.19	20.85
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	100.00%	-	383,160	383,160	-	61.55	61.55
28 Jericho Turnpike	Kohl's	100.0%	96,363	-	96,363	100.00%	-	100.00%	100.00%	1,650,000	-	1,650,000	17.12	-	17.12
4401 White Plains Road	Walgreens	100.0%	-	12,964	12,964	-	100.00%	100.00%	100.00%	-	625,000	625,000	-	48.21	48.21
83 Spring Street	-	100.0%	-	3,000	3,000	-	100.00%	100.00%	100.00%	-	623,884	623,884	-	207.96	207.96
Total - New York			557,299	381,431	938,730	79.61%	86.58%	82.44%	90.61%	6,856,807	13,676,744	20,533,551	15.46	41.42	26.53

Total New York			669,372	498,195	1,167,567	83.02%	87.32%	84.85%	92.05%	$9,292,813	$17,489,039	$26,781,852	$16.72	$40.20	$27.03

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop (Ahold)	100.0%	163,159	43,187	206,346	100.00%	95.30%	99.02%	99.02%	$969,144	$717,329	$1,686,473	$14.72	$17.43	$15.76

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	100.00%	799,145	228,791	1,027,936	6.66	22.84	7.91
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,152	218,137	100.00%	78.95%	94.10%	94.10%	1,178,872	479,383	1,658,255	7.51	9.93	8.08
Cambridge	Whole Foods, Rite Aid	100.0%	54,226	-	54,226	100.00%	-	100.00%	100.00%	1,130,470	-	1,130,470	20.85	-	20.85
Total - Massachusetts			331,215	71,169	402,384	100.00%	81.91%	96.80%	96.80%	3,108,487	708,174	3,816,661	9.39	12.15	9.80

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	95.53%	76.14%	89.54%	89.54%	1,263,777	845,520	2,109,297	6.73	12.62	8.27

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,471	101,655	100.00%	93.72%	98.24%	98.24%	1,353,904	558,325	1,912,229	18.50	20.92	19.15

Total New England			1,015,326	235,449	1,250,775	99.13%	83.99%	96.28%	96.28%	$8,524,018	$2,959,766	$11,483,784	$9.37	$14.97	$10.37

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3The Company has a 49% interest in this unconsolidated investment.

Core Portfolio Retail Properties - Detail (continued)
									Leased
		Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,445	99,137	100.00%	88.30%	94.40%	94.40%	$225,436	$844,944	$1,070,380	$4.36	$20.17	$11.44
Clark Diversey	The Vitamin Shoppe	100.0%	-	19,265	19,265	0.00%	95.72%	95.72%	100.00%	-	818,648	818,648	-	44.40	44.40
West Diversey	Trader Joe's, Urban Outfitters	100.0%	16,500	29,759	46,259	100.00%	100.00%	100.00%	100.00%	900,000	984,925	1,884,925	54.55	33.10	40.75
Chicago Street Retail Portfolio1	-	100.0%	-	75,693	75,693	-	100.00%	100.00%	100.00%	-	4,002,108	4,002,108	-	52.87	52.87
Total - Illinois			68,192	172,162	240,354	100.00%	96.30%	97.35%	97.69%	1,125,436	6,650,625	7,776,061	16.50	40.12	33.23

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,455	235,824	100.00%	82.17%	91.50%	91.50%	1,251,160	1,631,515	2,882,675	10.14	17.66	13.36
	TJ Maxx
Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	100.0%	153,839	82,837	236,676	100.00%	91.10%	96.88%	97.90%	1,683,030	1,675,242	3,358,272	10.94	22.20	14.65
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station2	Babies 'R' Us, Office Depot,	100.0%	58,185	67,944	126,129	100.00%	65.65%	81.50%	81.50%	552,195	718,132	1,270,327	9.49	16.10	12.36

Total Midwest			403,585	435,398	838,983	100.00%	86.88%	93.19%	93.57%	$4,611,821	$10,675,514	$15,287,335	$11.43	$28.22	$19.55

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,847	104,762	56.74%	87.43%	73.39%	73.39%	$539,040	$737,356	$1,276,396	$19.83	$14.84	$16.60

Delaware
Brandywine Town Center6	Lowes, Bed Bath & Beyond,	22.2%	827,471	48,208	875,679	96.98%	82.94%	96.21%	96.71%	12,325,537	601,304	12,926,841	15.36	15.04	15.34
	Target, Dicks Sporting Goods
Market Square Shopping Center6	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	96.94%	98.22%	98.22%	703,062	1,778,473	2,481,535	16.41	30.99	24.76
Naamans Road7	-	22.2%	-	19,984	19,984	0.00%	100.00%	100.00%	100.00%	-	837,541	837,541	-	41.91	41.91
Total - Delaware			870,321	127,389	997,710	97.13%	92.12%	96.49%	96.93%	13,028,599	3,217,318	16,245,917	15.41	27.42	16.88

Pennsylvania
Mark Plaza	Kmart	100.0%	104,956	1,900	106,856	100.00%	100.00%	100.00%	100.00%	204,664	36,000	240,664	1.95	18.95	2.25
Plaza 422	Home Depot, Dunham Sports	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	100.00%	806,351	373,261	1,179,612	5.50	12.86	6.72
Chestnut Hill3		100.0%	-	37,916	37,916	0.00%	75.52%	75.52%	75.52%	-	513,425	513,425	-	17.93	17.93
Abington Towne Center4	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	65.27%	94.90%	94.90%	283,500	670,853	954,353	10.50	32.37	20.00
Total - Pennsylvania			576,038	116,901	692,939	100.00%	82.63%	97.07%	97.07%	1,938,018	1,745,888	3,683,906	4.63	18.08	7.15

District of Columbia
Rhode Island Place Shopping Center	TJ Maxx	100.0%	24,996	32,533	57,529	100.00%	100.00%	100.00%	100.00%	312,450	1,310,179	1,622,629	12.50	40.27	28.21
Georgetown Portfolio5	-	50.0%	-	27,666	27,666	0.00%	100.00%	100.00%	100.00%	-	1,825,616	1,825,616	-	65.99	65.99
Total - District of Columbia			24,996	60,199	85,195	100.00%	100.00%	100.00%	100.00%	312,450	3,135,795	3,448,245	12.50	52.09	40.47

Total Mid-Atlantic			1,519,270	361,336	1,880,606	96.99%	89.62%	95.57%	95.81%	$15,818,107	$8,836,357	$24,654,464	$12.02	$27.29	$15.04

TOTAL CORE PROPERTIES			3,607,553	1,530,378	5,137,931	95.34%	87.22%	92.92%	94.71%	$38,246,759	$39,960,676	$78,207,435	$12.01	$29.94	$17.31

TOTAL CORE PROPERTIES - weighted based on ownership interest8			2,808,171	1,352,765	4,160,936	95.62%	87.14%	92.86%	94.83%	$27,072,107	$34,165,306	$61,237,413	$10.08	$28.98	$15.85

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1Includes 12 properties (56 E. Walton, 841 W. Armitage, 2731 N. Clark, 2140 N. Clybourn, 853 W. Armitage, 2299 N. Clybourn, 1521 Milwaukee, 843-45 W. Armitage, 1521 W. Belmont, 2206-08 N. Halsted, 2633 N. Halsted and 930 N Rush St.)

2The GLA for this property excludes 29,857 square feet of office space.
3This consists of two separate buildings.
4Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5Includes six properties (1533 Wisconsin Ave., 3025 M St., 3034 M St., 3146 M St., 3259-61 M St. and 2809 M St.) The Company has a 50% interest in this unconsolidated portfolio.
6The Company has a 22.2% interest in this unconsolidated investment.
7Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	88.0%	4.7%	2	163,159	60,021	223,180	100.00%	96.62%	99.09%	$969,144	$2,271,992	$3,241,136

Delaware	22.2%	5.9%	3	870,321	127,389	997,710	97.13%	92.12%	96.49%	13,028,599	3,217,318	16,245,917

District of Columbia	50.0%	4.1%	7	24,996	60,199	85,195	100.00%	100.00%	100.00%	312,450	3,135,795	3,448,245

Illinois	100.0%	12.7%	15	68,192	172,162	240,354	100.00%	96.30%	97.35%	1,125,436	6,650,625	7,776,061

Indiana	100.0%	4.7%	1	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,631,515	2,882,675

Massachusetts	100.0%	6.2%	3	331,215	71,169	402,384	100.00%	81.91%	96.80%	3,108,487	708,174	3,816,661

Michigan	100.0%	5.5%	1	153,839	82,837	236,676	100.00%	91.10%	96.88%	1,683,030	1,675,242	3,358,272

New Jersey	88.5%	8.9%	3	159,988	156,777	316,765	87.04%	87.79%	87.41%	2,975,046	2,994,988	5,970,034

New York	87.8%	32.7%	15	808,357	386,046	1,194,403	85.94%	86.74%	86.20%	8,685,513	13,807,162	22,492,675

Ohio	100.0%	2.1%	1	58,185	67,944	126,129	100.00%	65.65%	81.50%	552,195	718,132	1,270,327

Pennsylvania	100.0%	6.0%	5	576,038	116,901	692,939	100.00%	82.63%	97.07%	1,938,018	1,745,888	3,683,906

Rhode Island	100.0%	3.4%	1	196,710	88,007	284,717	95.53%	76.14%	89.54%	1,263,777	845,520	2,109,297

Vermont	100.0%	3.1%	1	73,184	28,471	101,655	100.00%	93.72%	98.24%	1,353,904	558,325	1,912,229

Total - Core Portfolio		100.0%	58	3,607,553	1,530,378	5,137,931	95.34%	87.22%	92.92%	$38,246,759	$39,960,676	$78,207,435

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						Pro-Rata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
	in Core									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	4.2%	4.0%

Ahold (Stop and Shop)	3	155,177	1,936,339	-	-	155,177	1,936,339	155,177	1,936,339	3.7%	3.2%

Kohl's	1	96,363	1,650,000	-	-	96,363	1,650,000	96,363	1,650,000	2.3%	2.7%

A&P	2	97,236	2,001,006	-	-	97,236	2,001,006	77,451	1,621,006	1.9%	2.6%

TJX Companies	8	190,054	1,590,604	56,108	951,655	246,162	2,542,259	209,198	1,616,339	5.0%	2.6%
-- T.J. Maxx	5	113,196	1,085,550	31,175	428,062	144,371	1,513,612	120,123	854,724	2.9%	1.4%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	0.9%	0.3%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	51,863	603,464	1.2%	1.0%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	8.0%	2.3%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.6%	1.9%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.5%	0.4%

Walgreens	3	37,499	1,366,748	-	-	37,499	1,366,748	37,499	1,366,748	0.9%	2.2%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	5.1%	1.8%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	19,094	961,105	0.5%	1.6%

Dicks Sporting Goods	2	48,805	695,471	50,000	700,000	98,805	1,395,471	59,805	849,471	1.4%	1.4%

Sleepy's	5	32,619	789,858	3,700	140,600	36,319	930,458	33,441	821,102	0.8%	1.3%
Rite Aid	2	26,633	764,030	-	-	26,633	764,030	26,633	764,030	0.6%	1.2%
Citibank	4	10,486	520,494	8,470	451,395	18,956	971,889	13,283	680,772	0.3%	1.1%
JP Morgan Chase Bank	5	21,104	552,043	3,745	325,000	24,849	877,043	22,039	658,145	0.5%	1.1%
Dollar Tree	7	63,816	653,499	-	-	63,816	653,499	63,816	653,499	1.5%	1.1%
Pier 1 Imports	3	19,255	462,466	8,818	348,576	28,073	811,042	23,576	633,268	0.6%	1.0%
Coach	2	4,541	388,573	6,810	476,700	11,351	865,273	6,811	529,780	0.2%	0.9%
Payless Shoesource	6	18,236	465,232	3,090	114,330	21,326	579,562	19,750	521,254	0.5%	0.9%
Drexel Heritage	2	13,315	352,848	18,893	415,646	32,208	768,494	17,509	445,205	0.4%	0.7%
CVS	2	25,500	356,583	-	-	25,500	356,583	34,300	356,583	0.8%	0.6%

TOTAL	68	1,549,257	$20,117,385	272,034	$4,765,152	1,821,291	$24,882,537	1,637,219	$21,013,699	39.3%	34.3%

Notes:
1Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2012	2	110,717	3.48%	$742,396	1.94%	$6.71
2013	10	353,426	11.10%	4,444,321	11.62%	12.57
2014	7	258,558	8.12%	2,183,597	5.71%	8.45
2015	6	274,639	8.63%	3,835,262	10.03%	13.96
2016	8	287,962	9.04%	2,813,094	7.36%	9.77
2017	5	260,114	8.17%	3,317,966	8.68%	12.76
2018	4	330,649	10.38%	3,764,816	9.84%	11.39
2019	6	136,521	4.29%	1,137,580	2.97%	8.33
2020	6	329,713	10.36%	3,983,034	10.41%	12.08
2021	8	310,001	9.74%	3,602,917	9.42%	11.62
2022	2	69,837	2.19%	1,826,500	4.78%	26.15
2023	1	48,805	1.53%	695,471	1.82%	14.25
2024	3	188,506	5.92%	3,273,050	8.56%	17.36
2027	1	21,650	0.68%	468,631	1.23%	21.65
2028	4	202,935	6.37%	2,158,124	5.64%	10.63
Total	73	3,184,033	100.00%	$38,246,759	100.00%	$12.01

Anchor GLA Owned by Tenants		254,916
Total Vacant		168,604
Total Square Feet		3,607,553

Shop Tenants
Month to month	3	8,409	0.63%	$174,342	0.44%	$20.73
2012	9	29,597	2.22%	552,981	1.38%	18.68
2013	58	163,124	12.22%	4,898,504	12.26%	30.03
2014	60	223,916	16.77%	6,626,888	16.58%	29.60
2015	34	159,779	11.97%	3,079,050	7.71%	19.27
2016	48	229,747	17.21%	5,305,610	13.28%	23.09
2017	36	165,913	12.43%	6,167,420	15.43%	37.17
2018	21	68,892	5.16%	3,071,699	7.69%	44.59
2019	17	44,335	3.32%	2,268,088	5.68%	51.16
2020	13	30,970	2.32%	928,695	2.32%	29.99
2021	17	81,922	6.14%	2,176,015	5.45%	26.56
2022	17	65,524	4.91%	2,740,792	6.86%	41.83
2023	3	19,512	1.46%	417,860	1.05%	21.42
2025	1	1,542	0.12%	23,053	0.06%	14.95
2027	1	3,120	0.23%	29,047	0.07%	9.31
2028	1	21,859	1.64%	550,632	1.38%	25.19
2030	2	3,745	0.28%	325,000	0.81%	86.78
2060	1	12,964	0.97%	625,000	1.56%	48.21
Total	342	1,334,870	100.00%	$39,960,676	100.00%	$29.94

Total Vacant		195,508
Total Square Feet		1,530,378

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
Month to month	3	8,409	0.19%	$174,342	0.22%	$20.73
2012	11	140,314	3.11%	1,295,377	1.66%	9.23
2013	68	516,550	11.43%	9,342,825	11.95%	18.09
2014	67	482,474	10.68%	8,810,485	11.27%	18.26
2015	40	434,418	9.61%	6,914,312	8.84%	15.92
2016	56	517,709	11.46%	8,118,704	10.38%	15.68
2017	41	426,027	9.43%	9,485,386	12.13%	22.26
2018	25	399,541	8.84%	6,836,515	8.74%	17.11
2019	23	180,856	4.00%	3,405,668	4.35%	18.83
2020	19	360,683	7.98%	4,911,729	6.28%	13.62
2021	25	391,923	8.67%	5,778,932	7.39%	14.75
2022	19	135,361	3.00%	4,567,292	5.84%	33.74
2023	3	68,317	1.51%	1,113,331	1.42%	16.30
2024	3	188,506	4.17%	3,273,050	4.19%	17.36
2025	1	1,542	0.03%	23,053	0.03%	14.95
2027	2	24,770	0.55%	497,678	0.64%	20.09
2028	5	224,794	4.97%	2,708,756	3.46%	12.05
2030	2	3,745	0.08%	325,000	0.42%	86.78
2060	1	12,964	0.29%	625,000	0.80%	48.21
Total	414	4,518,903	100.00%	$78,207,435	100.00%	$17.31

Anchor GLA Owned by Tenants		254,916
Total Vacant		364,112
Total Square Feet		5,137,931

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

	Period ended		3 months ended		3 months ended		3 months ended
	September 30, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases executed	15	15	8	8	5	5	2	2
GLA	41,412	41,412	20,019	20,019	16,669	16,669	4,724	4,724
New base rent	$22.74	$23.77	$22.09	$22.82	$22.33	$23.23	$26.91	$29.70
Previous base rent (and percentage rent)	$24.54	$23.07	$23.09	$21.50	$27.83	$26.08	$19.07	$19.07
Percentage growth in base rent	-7.3%	3.1%	-4.3%	6.1%	-19.8%	-10.9%	41.1%	55.7%
Average cost per square foot	$37.05	$37.05	$31.81	$31.81	$38.14	$38.14	$55.45	$55.45
Weighted Average Lease Term (years)	8.3	8.3	7.2	7.2	9.5	9.5	8.5	8.5

Renewal leases
Number of renewal leases executed	30	30	10	10	7	7	13	13
GLA	187,354	187,354	27,903	27,903	60,957	60,957	98,494	98,494
New base rent	$15.56	$16.05	$26.15	$26.26	$13.90	$14.00	$13.58	$14.43
Expiring base rent (and percentage rent)	$15.23	$14.70	$24.22	$24.06	$14.07	$13.64	$13.40	$12.71
Percentage growth in base rent	2.1%	9.2%	8.0%	9.1%	-1.2%	2.6%	1.3%	13.5%
Average cost per square foot	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Weighted Average Lease Term (years)	3.5	3.5	3.8	3.8	2.3	2.3	4.1	4.1

Total new and renewal Leases
Number of new and renewal leases executed	45	45	18	18	12	12	15	15
GLA commencing	228,766	228,766	47,922	47,922	77,626	77,626	103,218	103,218
New base rent	$16.86	$17.45	$24.45	$24.82	$15.71	$15.98	$14.19	$15.13
Expiring base rent (and percentage rent)	$16.91	$16.22	$23.75	$22.99	$17.02	$16.31	$13.66	$13.00
Percentage growth in base rent	-0.35%	7.60%	3.0%	8.0%	-7.7%	-2.0%	3.9%	16.4%
Average cost per square foot	$6.71	$6.71	$13.29	$13.29	$8.19	$8.19	$2.54	$2.54
Weighted Average Lease Term (years)	3.2	3.2	5.2	5.2	3.8	3.8	4.3	4.3

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Prior Year ended
	September 30, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Leasing Commissions	$1,569	$947	$316	$306	$1,265
Tenant Improvements	3,361	366	1,412	1,583	5,823
Capital Expenditures	1,079	692	323	64	471
Total capital expenditures	6,009	2,005	2,051	1,953	7,559

Re-anchoring costs1	9,723	1,274	4,811	3,638	1,578
Total	$15,732	$3,279	$6,862	$5,591	$9,137

Notes:
1 Represents costs associated with the Bloomfield Town Square and The Branch Plaza re-anchorings as discussed by the Company.

Property Demographics - Core
						3-Mile Radius2
			Trade Area	Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	3	1,554,663	16,834	66,764	24,760	126,648	180,475
Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,349,915	149,262	254,598	84,884	59,534	70,827
A & P Shopping Plaza	Boonton	NJ	3	1,343,723	62,741	46,839	17,923	103,943	129,441
Village Commons Shopping Center	Smithtown	NY	3	2,544,656	87,330	66,766	23,288	111,019	137,242
The Branch Plaza	Smithtown	NY	3	1,651,455	126,273	66,916	23,389	110,173	136,382
Amboy Road	Staten Island	NY	3	1,629,514	60,090	147,590	54,454	87,821	103,110
Bartow Avenue	Bronx	NY	3	415,483	14,676	571,167	212,683	47,950	59,131
Pacesetter Park Shopping Center	Pomona	NY	3	1,143,217	97,583	35,902	11,177	106,212	124,240
LA Fitness	Staten Island	NY	3	1,391,500	55,000	121,318	43,079	78,203	90,627
West 54th Street	Manhattan	NY	3	2,291,924	9,797	1,223,652	627,833	89,958	147,056
East 17th Street	Manhattan	NY	3	625,000	19,622	1,059,535	542,170	91,411	144,163
Crossroads Shopping Center	White Plains	NY	3	4,892,127	309,487	108,529	42,787	93,274	125,433
Third Avenue	Yonkers	NY	3	666,631	40,320	1,218,498	437,804	35,045	51,736
Mercer Street	Manhattan	NY	3	383,160	6,225	923,759	452,623	85,085	129,584
4401 White Plains Road	White Plains	NY	3	623,884	3,000	565,820	212,940	52,461	66,174
Town Line Plaza	Rocky Hill	CT	3	1,686,473	206,346	46,398	19,516	78,060	91,541
Methuen Shopping Center	Methuen	MA	3	1,027,936	130,021	93,621	33,353	51,101	60,867
Crescent Plaza	Brockton	MA	3	1,658,255	218,137	98,732	35,274	57,418	66,869
Cambridge	Cambridge	MA	3	1,130,470	54,226	489,136	215,122	68,158	97,306
New Loudon Center	Latham	NY	3	1,959,124	255,673	45,708	18,694	65,042	78,848
Walnut Hill Plaza	Woonsocket	RI	3	2,109,297	284,717	63,856	25,805	56,673	65,553
The Gateway Shopping Center	So. Burlington	VT	3	1,912,229	101,655	50,684	19,217	51,090	66,456
Hobson West Plaza	Naperville	IL	3	1,070,380	99,137	124,307	43,292	107,747	133,753
Clark & Diversey	Chicago	IL	3	818,648	19,265	403,737	217,875	74,156	112,282
West Diversey	Chicago	IL	3	1,884,925	46,259	406,188	218,945	74,095	112,128
Chicago Urban/Street Retail Portfolio1	Chicago	IL	3	4,002,108	75,693	441,107	231,488	75,124	112,564
Merrillville Plaza	Hobart	IN	3	2,882,675	235,824	28,084	11,444	51,584	58,223
Bloomfield Town Square	Bloomfield Hills	MI	3	3,358,272	236,676	56,262	22,488	70,867	102,286
Mad River Station	Dayton	OH	3	1,270,327	126,129	63,784	27,917	58,431	70,473
Marketplace of Absecon	Absecon	NJ	3	1,276,396	104,762	32,818	11,478	62,164	74,221
Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	3	16,245,917	997,710	43,888	17,592	98,322	121,132
Mark Plaza	Edwardsville	PA	3	240,664	106,856	88,065	37,263	37,520	47,049
Plaza 422	Lebanon	PA	3	795,852	156,279	45,898	18,145	43,042	52,403
Route 6 Plaza	Honesdale	PA	3	1,179,612	175,519	45,996	18,427	97,614	119,789
Chestnut Hill	Philadelphia	PA	3	513,425	37,916	144,928	61,588	62,496	78,437
Abington Towne Center	Abington	PA	3	954,353	216,369	89,061	35,063	76,999	95,632
Georgetown Portfolio	Georgetown	DC	3	1,825,616	27,666	310,075	155,858	85,815	118,080
28 Jericho Turnpike	Westbury	NY	3	1,650,000	96,363	107,066	34,486	104,342	132,026
Rhode Island Place Shopping Center	Washington	DC	3	1,622,629	57,529	336,016	153,378	65,558	87,768
83 Spring Street	Manhattan	NY	3	623,884	3,000	963,271	475,088	85,441	130,755
Total Core 2
Average - Total				1,533,457	100,548	312,716	147,391	75,764	102,358
Weighted Average - Based on base rent						223,315	101,728	77,685	101,490

Notes:
1 Calculations comprised of twelve individual properties.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Property Demographics - Funds
						3-Mile Radius2
			Trade Area	Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income

Fund II
Pelham Manor Shopping Plaza	Westchester	NY	3	5,763,722	228,493	374,733	141,676	57,019	73,516
400 East Fordham Road	Bronx	NY	3	5,519,760	119,446	1,200,592	421,615	37,257	48,075
Liberty Avenue	Queens	NY	3	910,992	26,125	608,079	205,151	55,864	67,708
Canarsie	Brooklyn	NY	3	8,057,289	273,542	911,000	333,487	45,787	56,307
216th Street	Manhattan	NY	3	2,694,000	60,000	935,948	329,442	37,176	55,430
161st Street	Bronx	NY	3	5,255,201	232,402	1,251,086	444,325	32,321	47,196

Average - Total				4,700,161	156,668	880,240	312,616	44,237	58,039
Weighted Average - Based on base rent						914,235	327,306	43,264	56,829

Fund III
Cortlandt Towne Center	Mohegan Lake	NY	3	9,450,032	641,225	49,183	17,702	88,812	104,358
654 Broadway	Manhattan	NY	3	-	2,896	988,935	493,404	86,546	133,779
640 Broadway	Manhattan	NY	3	647,381	4,483	987,988	492,393	86,341	133,275
New Hyde Park Shopping Center	New Hyde Park	NY	3	904,986	31,431	195,564	70,172	101,624	129,444
White City	Shrewsbury	MA	3	4,724,293	256,039	101,062	40,736	52,003	64,348
Parkway Crossing	Parkville	MD	3	1,445,276	265,116	184,242	74,094	59,047	70,053
Lincoln Road	Miami Beach	FL	3	1,750,198	61,443	57,171	32,620	61,991	89,803
Heritage Shops	Chicago	IL	3	3,088,752	105,585	289,135	155,570	76,609	116,432
Lincoln Park Center	Chicago	IL	3	1,607,359	62,745	438,736	235,290	77,360	116,754
Arundel Plaza	Glen Burnie	MD	3	1,445,276	265,116	76,060	28,613	58,913	65,941

Fund III 1
Average - Total				2,506,355	169,608	336,808	164,059	74,925	102,419
Weighted Average - Based on base rent						152,175	71,654	79,934	102,004

Total - Core and Funds1
Average - Total				1,962,251	115,881	367,135	164,675	72,815	98,398
Weighted Average - Based on base rent						270,097	116,573	75,274	98,210

Notes:
1 Does not include the Kroger/Safeway Portfolio.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.